--------------------------------------------------------------------------------
                                                   WEITZ PARTNERS, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

                              PARTNERS VALUE FUND

                               Q U A R T E R L Y

                                  R E P O R T

                                 MARCH 31, 1998

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                                  800-232-4161
                                402-391-2125 FAX

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are after deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives and policies are substantially identical to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended March 31, 1998, calculated in accordance with SEC standardized formulas.

PERIOD ENDED DECEMBER 31,                    PARTNERS II      S&P 500
------------------------------------------  --------------  -----------
1983 (7 Mos.)                                       9.9%          4.2%
1984                                               14.5           6.3
1985                                               40.7          31.7
1986                                               11.1          18.7
1987                                                4.3           5.3
1988                                               14.9          16.5
1989                                               20.3          31.6
1990                                               -6.3          -3.1
1991                                               28.1          30.2
1992                                               15.1           7.6
1993                                               23.0          10.1


                                            PARTNERS VALUE
                                            --------------
1994                                               -9.0           1.3
1995                                               38.7          37.5
1996                                               19.2          22.9
1997                                               40.6          33.4
1998 (3 mos.)                                      16.6          13.9

Cumulative                                      1,087.7         986.0

Average Annual Compound Growth
  (Since inception June 1, 1983)                   18.1          17.4

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended March 31, 1998, was 61.1%, 23.2% and 18.5%, respectively. These returns assume redemption at the end of each period.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       MARCH 31, 1998 - QUARTERLY REPORT

                                                                   April 4, 1998

Dear Fellow Shareholder:

      The first quarter of 1998 was a great one for the Partners Value Portfolio. Total return (income plus appreciation) was +16.6%. This compares to +13.9% for the S&P 500. Over the past 12 months, total return was +61.1% vs. +48.0% for the S&P. The table on page 2 shows returns for each year since inception, and the table below summarizes returns over various intervals. (All returns shown are AFTER deducting all fees and expenses.)

                                           ONE YEAR      FIVE YEARS      TEN YEARS
                                         -------------  -------------  -------------
Partners Value Portfolio                       61.1%          23.2%          18.5%
S&P 500                                        48.0           22.4           18.9
Average Growth & Income Fund                   40.2           19.2           16.4

      At the end of March, our cash and other "reserves" accounted for 24% of portfolio assets. These reserves are a product of sales of stocks which have reached (or exceeded) our assessment of their business value. I do not consider the accumulation of reserves a "market timing" call, but for better or worse, we are less exposed to stocks now than we have been since the summer of 1987.

      One by-product of these good results is that all three of our stock funds have been showing up in "top fund performers" tables and in various articles. It is nice to be recognized for good performance, but the attention has attracted a lot of interest from mutual fund investors. This has created the logistical challenge of fielding many extra calls each day, answering questions about the funds, and mailing the appropriate information at a seasonally busy time of year and is straining our systems a bit. This has meant adding temporary staff, after-hours mailroom work for all of us, and a regrettable increase in the use of the "hold" button by our receptionist. However, we continue to have higher minimums than most mutual funds, are discouraging "hot money" investors and are working on our systems to make sure that we will be able to maintain the quality of our client service effort. In the meantime, we appreciate your patience with the occasional inconvenience of dealing with an overly-busy staff member.

INVESTMENT OUTLOOK

      I am running out of ways to say that (a) stock prices in general seem high, so (b) bargains are scarce, but (c) I like our companies' prospects and am optimistic about the long-term outlook for our portfolio, so I thought the least I could do was be succinct.

      Going forward, we still hold large positions in cable television and other media and entertainment companies (25%). Over the past few years, the virtues of the cable business have been discovered by Wall Street, and fears of leveraged balance sheets, satellite competition, etc. have faded. The stocks have been so strong that even though our other holdings have also risen, our cable and media stock positions grew to over 30% of the portfolio. I have sold roughly one-third of our holdings because the stocks are not as cheap as they used to be, and 30% seemed too high on general principles. However, the companies are doing very well, managements have become more responsive to shareholders, and the stocks are still very reasonably valued.

      We have added to our cellular telephone positions, and the stocks have performed well. 360 Communications, our second largest portfolio holding, has agreed to merge with AllTel, and if the merger occurs, we will lose one of our favorite stocks. Takeovers give a short-term boost to portfolio performance, but they are a mixed blessing if we lose a company that we think has more promise than its replacement candidates.

      In the financial services arena, mortgage REIT's (real estate investment trusts) continue to look very attractive. As I have discussed in previous letters, the ownership of mortgages has evolved significantly over the past 10-15 years. Just as Fannie Mae and Freddie Mac, two government sponsored agencies, have proven to be more efficient investors in "conforming" mortgages, mortgage REIT's have significant advantages over banks and savings and loan companies as owners of other types of mortgages. All mortgage REIT's are NOT created equal, however, and strong management and a sensible business model are critical. We believe that Redwood Trust, Novastar Financial, and Hanover Capital have all the ingredients to be good investments for us over the years.

      Other financial stocks, especially the large, well-known companies such as Fannie Mae, American Express, Capital One, and Countrywide Credit, have been very strong. They are great companies, but we are not adding to our positions, and in some cases have sold some of our shares. Some of the smaller companies are probably candidates for takeovers as the financial landscape continues to consolidate. We do not make investments that DEPEND on takeovers, but in some cases we would be happy to sell to an aggressive acquirer.

      We continue to look for new ideas in new industries. We attend investment conferences, visit companies, read trade journals, TALK to investors whose judgment we respect, and generally turn over all the rocks we can. There are lots of good businesses we would like to own, but for the time being, other investors seem willing to outbid us for their shares. We will be patient and we hope you will be, too.

SHAREHOLDER INFORMATION MEETING

      Please join us on WEDNESDAY, MAY 27, 1998 AT THE OMAHA MARRIOTT for this annual chance to meet our staff and your fellow shareholders and to ask any questions you may have of your portfolio managers. There is no formal business to conduct, so the doors will open at 4:00 p.m. and the investment discussion will begin at 4:30 p.m. The meeting will conclude at 5:45 p.m. We have a large number of new shareholders this year, SO PLEASE CALL THE RECEPTIONIST TO LET US KNOW IF YOU PLAN TO ATTEND. I look forward to seeing you then.

                                                       Best regards,

                                                       /s/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1998
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 76.0%
              BANKING -- 2.0%
      10,000  Wells Fargo & Co.                                                  $  1,754,758      $  3,312,500
                                                                                 ------------      ------------

              CABLE TELEVISION -- 15.5%
      64,000  Adelphia Communications Corp. CL A*                                     485,513         1,896,000
     455,000  Century Communications Corp. CL A*                                    2,656,136         5,829,688
     140,000  Comcast Corp. Special CL A                                            1,717,504         4,943,750
     170,000  Tele-Communications, Inc. CL A*                                       2,093,622         5,285,946
     210,000  U.S. West Media Group*                                                3,820,643         7,297,500
                                                                                 ------------      ------------
                                                                                   10,773,418        25,252,884
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 3.1%
      44,000  American Classic Voyages Co.*                                           429,375         1,012,000
     100,000  Lab Holdings, Inc.                                                    2,658,185         2,350,000
       6,650  Lady Baltimore Foods, Inc.                                              212,725           350,787
     100,000  Protection One, Inc.                                                    171,893         1,337,500
                                                                                 ------------      ------------
                                                                                    3,472,178         5,050,287
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.6%
      50,000  Federal Home Loan Mortgage Corp.                                        138,785         2,371,875
      40,000  Federal National Mortgage Association                                   759,888         2,530,000
      57,500  SLM Holding Corp.                                                       725,265         2,508,437
                                                                                 ------------      ------------
                                                                                    1,623,938         7,410,312
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 7.4%
      45,000  American Express, Co.                                                 1,347,134         4,137,188
          70  Berkshire Hathaway, Inc. CL A*                                           91,818         4,704,000
      25,000  Capital One Financial Corp.                                             557,252         1,971,875
      24,000  Imperial Credit Industries, Inc.*                                       400,500           568,500
      20,000  PS Group, Inc.                                                          181,200           258,750
      15,000  United Asset Management Corp.                                           415,317           409,687
                                                                                 ------------      ------------
                                                                                    2,993,221        12,050,000
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.6%
      48,000  BRC Holdings, Inc.*                                                     626,796         1,884,000
     175,000  Intelligent Systems Corp.*                                              164,183           700,000
                                                                                 ------------      ------------
                                                                                      790,979         2,584,000
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              MEDIA AND ENTERTAINMENT -- 9.2%
      23,000  Daily Journal Corp.*                                               $    231,501      $    908,500
     190,000  Tele-Communications Liberty Media CL A*                               2,093,600         6,531,250
     160,000  Tele-Communications TCI-Ventures Grp A*                                 952,952         2,810,000
     115,000  Valassis Communications, Inc.*                                        1,619,640         4,715,000
                                                                                 ------------      ------------
                                                                                    4,897,693        14,964,750
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 6.6%
      83,700  Countrywide Credit Industries, Inc.                                   1,276,319         4,446,562
       8,000  Franchise Mortgage Acceptance Co.*                                      141,025           201,000
      52,000  New Century Financial Corp.*                                            500,750           513,500
     254,922  Resource Bancshares Mtg. Grp., Inc.                                   3,074,277         4,046,887
      56,666  WMF Group, Limited*                                                     518,494         1,544,149
                                                                                 ------------      ------------
                                                                                    5,510,865        10,752,098
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 1.9%
      45,000  Catellus Development Corp.*                                             257,950           832,500
      30,000  Forest City Enterprises, Inc. CL A                                      671,825         1,693,125
      20,000  SLH Corp.*                                                               63,833           640,000
                                                                                 ------------      ------------
                                                                                      993,608         3,165,625
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 8.5%
      60,000  Hanover Capital Mortgage Holdings, Inc.                                 909,631           975,000
     145,000  NovaStar Financial, Inc.                                              2,334,400         2,863,750
     423,952  Redwood Trust, Inc.                                                   9,690,050         9,962,872
                                                                                 ------------      ------------
                                                                                   12,934,081        13,801,622
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 15.6%
     310,000  360 Communications Co.*                                               6,292,204         9,687,500
      30,000  Airtouch Communications, Inc.*                                          797,085         1,468,125
     271,000  Centennial Cellular Corp. CL A*                                       3,854,686         7,122,232
       7,339  CommNet Cellular, Inc.*                                                 198,817           334,842
     211,400  Corecomm, Inc.*                                                       4,205,239         3,521,142
      40,000  Telephone and Data Systems, Inc.                                      1,455,575         1,900,000
      77,000  Vanguard Cellular Systems, Inc. CL A*                                   961,063         1,400,438
                                                                                 ------------      ------------
                                                                                   17,764,669        25,434,279
                                                                                 ------------      ------------
              OTHER -- 0.0%
       8,300  ONI International, Inc.*                                                 62,630                83
                                                                                 ------------      ------------
              Total Common Stocks                                                  63,572,038       123,778,440
                                                                                 ------------      ------------
              WARRANTS -- 0.4%
      60,000  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                    20,450           187,500
      65,000  NovaStar Financial, Inc., Expiring 10/30/00                              95,550           438,750
                                                                                 ------------      ------------
                                                                                      116,000           626,250
                                                                                 ------------      ------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 7.2%
  $3,000,000  U.S. Treasury Note 5.50% 3/31/00                                   $  2,994,851      $  2,995,781
   2,000,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               2,000,000         2,036,875
   1,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                1,001,144         1,002,969
   2,500,000  Federal Home Loan Bank 6.44% 11/28/05                                 2,503,014         2,580,078
   3,000,000  Federal Natl. Mtg. Assn. 6.56% 11/26/07                               3,000,000         3,035,148
                                                                                 ------------      ------------
              Total U.S. Government and Agency Securities                          11,499,009        11,650,851
                                                                                 ------------      ------------
              SHORT-TERM SECURITIES -- 16.4%
   4,786,372  Norwest U.S. Government Money Market Fund                             4,786,372         4,786,372
   2,000,000  Federal Home Loan Bank Discount Note 4/08/98                          1,997,927         1,997,533
   3,000,000  Federal Home Loan Bank Discount Note 5/06/98                          2,984,454         2,983,410
   4,000,000  U.S. Treasury Bill 5/07/98                                            3,980,040         3,979,362
   2,000,000  U.S. Treasury Bill 5/14/98                                            1,987,960         1,987,729
   3,000,000  Federal Home Loan Bank Discount Note 6/10/98                          2,968,617         2,967,458
   3,000,000  Federal Home Loan Bank Discount Note 6/12/98                          2,967,600         2,967,941
   5,000,000  Federal Home Loan Mtg. Corp. Discount Note 6/12/98                    4,946,000         4,944,236
                                                                                 ------------      ------------
                                                                                   26,618,970        26,614,041
                                                                                 ------------      ------------
              Total Investments in Securities                                    $101,806,017      $162,669,582
                                                                                 ------------      ------------
                                                                                 ------------
              Covered Call Options Written at Market Value -- (0.1%)                                   (209,125)
              Other Assets Less Liabilities -- 0.1%                                                     206,081
                                                                                                   ------------
              Total Net Assets -- 100%                                                             $162,666,538
                                                                                                   ------------
                                                                                                   ------------
              Net Asset Value Per Share                                                            $     16.471
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing